LETTER OF TRANSMITTAL
CCHC, LLC, CCH II, LLC and CCH II Capital Corp.
Offer to Exchange up to $450,000,000 Principal Amount Outstanding of
Charter Communications, Inc.’s
5.875% Convertible Senior Notes due 2009
(CUSIP Nos. 16117MAE7 and 16117MAD9)
Pursuant to the Exchange Offer Prospectus
Dated August 28, 2006
This Exchange Offer will expire at 11:59 P.M., New York City time, on September 8, 2006, unless extended or earlier terminated (such date, as the same may be extended or earlier terminated, the “Expiration Date”). Holders of the Convertible Notes (as defined below) must tender their Convertible Notes for exchange on or prior to the Expiration Date to receive the Exchange Consideration (as defined below).
The Information Agent for the Exchange Offer is:
Global Bondholder Services Corporation
65 Broadway — Suite 723
New York, New York 10006
Attn: Corporate Actions
Banks and Brokers call: (212) 430-3774
Toll free (866) 470-3700
The Exchange Agent for the Exchange Offer is:
Global Bondholder Services Corporation
By facsimile:
(For Eligible Institutions only):
(212) 430-3775
Confirmation:
(212) 430-3774

By Mail:	By Overnight Courier:	By Hand:
65 Broadway — Suite 723	65 Broadway — Suite 723	65 Broadway — Suite 723
New York, NY 10006	New York, NY 10006	New York, NY 10006
      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
      The Instructions contained herein should be read carefully before this Letter of Transmittal is completed.
      HOLDERS THAT WISH TO BE ELIGIBLE TO RECEIVE THE EXCHANGE CONSIDERATION PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) THEIR CONVERTIBLE NOTES TO THE EXCHANGE AGENT PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
      All capitalized terms used herein and not defined shall have the meaning ascribed to them in the Exchange Offer Prospectus, dated August 28, 2006 (as the same may be amended or supplemented from time to time, the “Exchange Offer Prospectus”).
      This Letter of Transmittal (this “Letter of Transmittal”) is to be used by holders (the “Holders”) of Charter Communications, Inc.’s (“Charter”) Convertible Notes (defined below) if certificates representing such Convertible Notes are to be physically delivered to the Exchange Agent herewith by such Holders.

      Alternatively, participants of The Depository Trust Company (“DTC”) must, in lieu of physically completing and signing this Letter of Transmittal and delivering it to the Exchange Agent, electronically accept the Exchange Offer and tender the Convertible Notes for exchange through ATOP as set forth under “Description of the Exchange Offer — Procedure for Tendering Convertible Notes” in the Exchange Offer Prospectus. Holders tendering their Convertible Notes for exchange by book-entry transfer to the Exchange Agent’s account at DTC must execute the tender through ATOP, for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an Agent’s Message to the Exchange Agent for its acceptance. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.
      THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL ANY TENDER OF CONVERTIBLE NOTES FOR EXCHANGE BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.
      Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Any requests for assistance in connection with the Exchange Offer or for additional copies of the Exchange Offer Prospectus or this Letter of Transmittal may be directed to the Information Agent. Any additional questions regarding the Exchange Offer should be directed to either of the Dealer Managers. Contact information for the Information Agent and the Dealer Managers is set forth at the end of this Letter of Transmittal. See Instruction 11 below.
METHOD OF DELIVERY

☐	Check here if Certificates for Convertible Notes tendered for exchange are enclosed herewith.

☐	Check here if Convertible Notes tendered for exchange are being delivered by book-entry transfer made to the account maintained by the Exchange Agent with DTC and complete the following:
Name of Tendering Institution:

Account Number:

Transaction Code Number:

      List below the Convertible Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tender of Convertible Notes for exchange will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.
      If you have entered into a share loan agreement with Citigroup Global Markets Limited (“CGML”), pursuant to which you have an open borrow position thereunder, you may, at your option, elect the settlement of such open borrow position with the shares of Class A Common Stock to be issued by Charter as part of the Exchange Consideration. If you make such an election by checking the box below, any Class A Common Stock you are entitled to receive as a component of the Exchange Consideration will be issued by Charter to CGML, or an affiliate, and used, to the extent you have, as of the date we accept your Convertible Notes for exchange pursuant to the Exchange Offer (the “Acceptance Date”), an outstanding obligation to return shares of Class A Common Stock under the share loan agreement, to satisfy a corresponding portion of such return obligation to CGML. In lieu of actual issuances of shares by Charter to CGML or an affiliate, and return of those shares to CGML under your share loan agreement, CGML and Charter may agree to deem your obligation to deliver those shares to CGML and CGML’s obligation to deliver those shares to Charter to be mutually satisfied as of the Acceptance Date.

DESCRIPTION OF CONVERTIBLE NOTES

Check (✓) to elect to satisfy
your return obligation to
CGML
with Class A Common Stock
offered hereby and, if different,
Name(s) and Address(es) of			insert name and address of
Holder(s) (Please Fill in, if		Aggregate Principal	affiliate party to share loan	Principal Amount
Your Certificate is Blank)	Certificate Numbers*	Amount Represented**	with CGML	Tendered for Exchange

☐

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☐

☐

☐

☐

☐

☐

		Total:		Total:

* Need not be completed by Holders tendering by book-entry transfer (see below).
** Unless otherwise indicated in the column labeled “Principal Amount Tendered for Exchange” and subject to the terms and conditions of the Exchange Offer Prospectus, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Convertible Notes indicated in the column labeled “Aggregate Principal Amount Represented.” See Instruction 3.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
      By execution hereof, the undersigned acknowledges receipt of the Exchange Offer Prospectus and this Letter of Transmittal and instructions hereto (the “Letter of Transmittal” and, together with the Exchange Offer Prospectus, the “Exchange Offer”) relating to the offer by CCHC, LLC, CCH II, LLC and CCH II Capital Corp. (collectively, the “Offerors”) to pay up to $187,987,500 in cash, 45,000,000 shares of Class A Common Stock (defined below) and $146,250,000 principal amount of CCH II Notes (defined below) to Holders of up to $450,000,000 of Charter’s $862,500,000 principal amount outstanding 5.875% Convertible Senior Notes due 2009 (CUSIP Nos. 16117MAE7 and 16117MAD9, the “Convertible Notes”) who elect to exchange their Convertible Notes upon the terms and subject to the conditions set forth in the Exchange Offer Prospectus.
      The Exchange Offer is not conditioned on a minimum amount of Convertible Notes being tendered. We will not accept for exchange more than $450,000,000 principal amount of Convertible Notes (the “Maximum Amount”). As a result, if more than the Maximum Amount of Convertible Notes are validly tendered and not validly withdrawn, we will accept Convertible Notes from each Holder pro rata, based on the total amount of Convertible Notes validly tendered and not validly withdrawn.
      The “Exchange Consideration” offered per $1,000 principal amount of the Convertible Notes validly tendered for exchange and not validly withdrawn on or prior to the Expiration Date (as defined below) consists of:

•	$417.75 in cash,

•	100 Shares of Charter’s Class A Common Stock par value $0.001 (the “Class A Common Stock”) and

•	$325.00 principal amount of 10.25% senior notes due 2010 issued by CCH II (the “CCH II Notes”).
      The CCH II Notes being offered as part of the Exchange Consideration will be issued under a temporary CUSIP number until the next interest payment date, which is expected to be September 15, 2006, at which time it is expected that they will be mandatorily merged into the existing CUSIP number of approximately $1.6 billion outstanding principal amount of CCH II Notes. The CCH II Notes will be issued only in minimum denominations and integral multiples of $1,000. If, under the terms of the Exchange Offer, any tendering Holder is entitled to receive CCH II Notes in a principal amount that is not an integral multiple $1,000, the Offerors will round downward the amount of CCH II Notes to the nearest integral multiple of $1,000.
      In addition to the Exchange Consideration we will pay accrued interest on the Convertible Notes from and after the last interest payment date (which was May 16, 2006) up to, but not including, the Settlement Date (defined below).
      The “Settlement Date” in respect of any Convertible Notes that are validly tendered for exchange and not validly withdrawn is expected to be not later than the fourth day following the Expiration Date. Holders tendering their Convertible Notes for exchange after 11:59 p.m., New York City time, on the Expiration Date will not be eligible to receive the Exchange Consideration.
      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders for exchange pursuant to the Exchange Offer the Convertible Notes that are being tendered hereby, subject to the acceptance of the Convertible Notes for exchange and payment of the related Exchange Consideration. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Offerors) with respect to such Convertible Notes, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (1) present such Convertible Notes and all evidences of transfer and authenticity to, or effect the exchange of, such Convertible Notes on the account books maintained by DTC to, or upon the order of, the Offerors, (2) present such Convertible Notes for exchange on the books of said Offerors and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such Convertible Notes.
      The undersigned understands that tenders of Convertible Notes for exchange pursuant to any of the procedures described in the Exchange Offer Prospectus and in the instructions hereto and acceptance thereof by the Offerors will constitute a binding agreement between the undersigned and the Offerors upon the terms and subject to the conditions to the Exchange Offer as set forth in the Exchange Offer Prospectus.
      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender for exchange the Convertible Notes tendered hereby, and that when such Convertible Notes are accepted for exchange and payment of the Exchange Consideration by the Offerors, such Convertible Notes will be free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right, and may, at the Offerors’ option, be duly cancelled. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by the Offerors to be necessary or desirable to complete the exchange of the Convertible Notes tendered hereby.
      For purposes of the Exchange Offer, the undersigned understands that the Offerors will be deemed to have accepted for exchange validly tendered Convertible Notes (or defectively tendered Convertible Notes with respect to which the Offerors have waived such defect) if, as and when the Offerors gives oral or written notice thereof to the Exchange Agent.
      The undersigned understands that, notwithstanding any other provision of the Exchange Offer, the Offerors’ obligation to accept Convertible Notes for exchange, and to pay the related Exchange Consideration is subject to, and conditioned upon, the satisfaction of or, where applicable, the Offerors’ waiver of, the conditions to the Exchange Offer as set forth in the Exchange Offer Prospectus.
      Any Convertible Notes not accepted for exchange will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated herein under “Special Delivery Instructions” below. The Offerors reserve the right, in their sole discretion, to waive any one or more of the conditions to the Exchange Offer at any time as set forth in the Exchange Offer Prospectus under the caption “Description of the Exchange Offer — Conditions to the Exchange Offer.”
      All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives.
      The undersigned understands that any delivery and tender of any Convertible Notes is not effective, and the risk of loss of the Convertible Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, or a properly transmitted Agent’s Message together with all accompanying evidences of authority and any other required documents in form satisfactory to the Offerors. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Convertible Notes will be determined by the Offerors, in their sole discretion, which determination shall be final and binding.
      Unless otherwise indicated herein under “Special Issuance Instructions,” the undersigned hereby requests that (1) any Convertible Notes representing principal amounts not tendered or not accepted for exchange be issued in the name of the undersigned (and in the case of Convertible Notes tendered by book-entry transfer be credited to the account at DTC designated above) and (2) Exchange Consideration made in connection with the Exchange Offer be issued to the order of, and delivered to, the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned requests that any certificates representing the Class A Common Stock or the CCH II Notes issued upon exchange of Convertible Notes and Convertible Notes representing principal amounts not tendered or not accepted for exchange and checks for payments of cash to be made in connection with the Exchange Offer be delivered to the undersigned at the address shown above.
      In the event that the “Special Issuance Instructions” box or “Special Delivery Instructions” box is, or both are, completed, the undersigned hereby requests that (1) any Convertible Notes representing principal amounts not properly tendered or not accepted for exchange be issued in the name(s) of, and/or (2) certificates for such Class A Common Stock, CCH II Notes, and checks for payments of the cash to be made in connection with the Exchange Offer be issued in the name(s) of, and be delivered to, the person(s) at the address so indicated, as applicable. The undersigned recognizes that the Offerors have no obligation pursuant to the “Special Issuance Instructions” box or “Special Delivery Instructions” box to transfer any Convertible Notes from the names of the registered Holder(s) thereof if the Offerors do not accept for exchange any of the principal amount of such Convertible Notes so tendered.

PLEASE SIGN ON THIS PAGE
      (To be completed by all Holders tendering Convertible Notes for exchange regardless of whether Convertible Notes are being physically delivered herewith)
      This Letter of Transmittal must be signed by the registered Holder(s) of Convertible Notes exactly as their name(s) appear(s) on certificate(s) for Convertible Notes or, if tendered by a DTC participant, exactly as such participant’s name appears on a security position listing as the owner of Convertible Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Offerors of such person’s authority to so act. See Instruction 4.
      If the signature appearing below is not of the registered Holder(s) of the Convertible Notes, then the registered Holder(s) must sign a proxy, which signature must be guaranteed by an Eligible Institution.

X

Signature(s) of Registered Holder(s) or Authorized Signatory

Dated:

Name(s):

(Please Print)
Capacity:

Address:

(Including Zip Code)
Area Code and Telephone No.:

Tax Identification or Social Security No.:

IMPORTANT: COMPLETE FORM W-9 HEREIN OR APPLICABLE FORM W-8
SIGNATURE GUARANTEE (See Instruction 4 below)
Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Title)

Dated:

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3, 4, 5 and 7)
   To be completed ONLY if certificates for Convertible Notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or payment for the Exchange Consideration is to be made to, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal, or if Convertible Notes tendered by book-entry transfer that are not accepted for exchange are to be credited to an account maintained at DTC other than the account designated above.
Issue:     ☐ Convertible Notes
           ☐ Exchange Consideration
(check as applicable)
Name:

(Please Print)
Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)
(Such person(s) must properly complete the Form W-9
herein, a Form W-8BEN, a Form W-8ECI or a
Form W-8IMY, as applicable)
Credit unpurchased Convertible Notes by book-entry to the DTC account set forth below:
DTC

(DTC Account Number)
Number of Account Party:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3, 4, 5 and 7)
   To be completed ONLY if certificates for Convertible Notes in a principal amount not tendered or not accepted for exchange or payment for the Exchange Consideration is to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to such person or persons at an address different from that shown in the box entitled “Description of Convertible Notes” within this Letter of Transmittal.
Issue:     ☐ Convertible Notes
           ☐ Exchange Consideration
(check as applicable)
Name:

(Please Print)
Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)
(Such person(s) must properly complete the Form W-9
herein, a Form W-8BEN, a Form W-8ECI or a
Form W-8IMY, as applicable)

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer
      1. Delivery of this Letter of Transmittal and Certificates for Convertible Notes or Book-Entry Confirmations. To tender Convertible Notes for exchange in the Exchange Offer, physical delivery of certificates for Convertible Notes or a confirmation of any book-entry transfer into the Exchange Agent’s account with DTC of Convertible Notes tendered electronically, as well as a properly completed and duly executed copy of this Letter of Transmittal or, in the case of book-entry delivery, an Agent’s Message through the ATOP facility at DTC, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 11:59 p.m., New York City time, on the Expiration Date in order to receive the Exchange Consideration. The method of delivery of this Letter of Transmittal, Convertible Notes, and all other required documents to the Exchange Agent is at the election and risk of Holders. If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Exchange Agent. This Letter of Transmittal and the Convertible Notes should be sent only to the Exchange Agent, not to the Offerors, the Trustee, the Dealer Managers, the Information Agent or DTC.
      2. Withdrawal of Tendered Convertible Notes. Convertible Notes tendered for exchange may be validly withdrawn at any time up until 11:59 p.m., New York City time, on the Expiration Date. In the event of a termination of the Exchange Offer, the Convertible Notes tendered for exchange pursuant to the Exchange Offer will be promptly returned to the tendering Holder.
      Holders who wish to exercise their right of withdrawal with respect to the Exchange Offer must give written notice of withdrawal delivered by mail, hand delivery or manually signed facsimile transmission, which notice must be received by the Exchange Agent at its address set forth on the first page of this Letter of Transmittal on the Expiration Date or at such other permissible times as are described herein or, in case of book-entry transfer, by a properly transmitted “Request Message” through ATOP. For a withdrawal of Convertible Notes tendered for exchange to be effective, a notice of withdrawal must specify the name of the person who deposited the Convertible Notes to be withdrawn (the “Depositor”), the name in which the Convertible Notes are registered (or, if tendered by book-entry transfer, the name of the participant in DTC whose name appears on the security position listing as the owner of such Convertible Notes), if different from that of the Depositor, and the principal amount of Convertible Notes to be withdrawn. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such Convertible Notes) to the Exchange Agent, the name of the Holder and the certificate number or numbers relating to such Convertible Notes withdrawn must also be furnished to the Exchange Agent as aforesaid prior to the physical release of the certificates for the withdrawn Convertible Notes (or, in the case of Convertible Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited with withdrawn Convertible Notes). The notice of withdrawal must be signed by the Holder in the same manner as this Letter of Transmittal (including, in any case, any required signature guarantee(s)), or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of the Convertible Notes into the name of the person withdrawing such Convertible Notes and (y) a properly completed irrevocable proxy that authorized such person to effect such revocation on behalf of such Holder. If the Convertible Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of withdrawal even if physical release is not yet effected. Any Convertible Notes properly withdrawn will be deemed to be not validly tendered for exchange for purposes of the Exchange Offer.
      Withdrawal of Convertible Notes can be accomplished only in accordance with the foregoing procedures.
      All questions as to the validity (including time of receipt) of notices of withdrawal will be determined by the Offerors in the Offerors’ sole discretion and the Offerors’ determinations shall be final and binding. None of the Offerors, the Exchange Agent, the Dealer Managers, the Information Agent, the Trustee or

any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal, or incur any liability for failure to give any such notification.
      3. Partial Tenders. Convertible Notes tendered pursuant to the Exchange Offer will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Convertible Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled “Description of Convertible Notes” herein. The entire principal amount represented by the certificates for all Convertible Notes delivered to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated. The entire principal amount of all Convertible Notes not tendered for exchange or not accepted for exchange will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the Holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 5), promptly after the Convertible Notes are accepted for exchange.
      4. Signatures on this Letter of Transmittal, Bond Powers and Endorsement; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder(s) of the Convertible Notes tendered for exchange hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.
      If any of the Convertible Notes tendered for exchange hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Convertible Notes tendered for exchange are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.
      If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Offerors of their authority so to act must be submitted with this Letter of Transmittal.
      If this Letter of Transmittal is signed by the registered Holder(s) of the Convertible Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless payment is to be made to, or certificates for Convertible Notes not tendered or not accepted for purchase are to be issued to, a person other than the registered Holder(s). Signatures on such certificates or bond powers must be guaranteed as provided below.
      If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the Convertible Notes listed, the certificates representing such Convertible Notes must be properly endorsed for transfer by the registered Holder or be accompanied by a properly completed bond power from the registered Holder(s) in form satisfactory to the Offerors.
      Signatures on all Letters of Transmittal must be guaranteed by a participant in a recognized Medallion Signature Program unless the Convertible Notes tendered for exchange thereby are tendered (1) by a registered Holder of Convertible Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Convertible Notes) who has not completed the box marked “Special Issuance Instructions” or the box marked “Special Delivery Instructions” in this Letter of Transmittal, or (2) for the account of an Eligible Institution. If the Convertible Notes are registered in the name of a person other than the signer of the Letter of Transmittal or if Convertible Notes not accepted for exchange or not tendered for exchange are to be returned to a person other than the registered Holder, then the signatures on the Letters of Transmittal accompanying the tendered Convertible Notes must be guaranteed by a Medallion Signature Guarantor as described above.
      5. Special Issuance and Special Delivery Instructions. Holders tendering Convertible Notes for exchange should indicate in the applicable box or boxes the name and address to which (1) Convertible Notes for principal amounts not tendered for exchange or not accepted for exchange and/or (2) the Exchange Consideration is to be issued or sent, if different from the name and address of the registered Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated and such person must properly complete a Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY, as applicable. If no instructions are given, the Exchange Consideration will be issued and Convertible Notes not tendered or not accepted for exchange will be returned, to the Holder of the Convertible Notes tendered. Any Holder tendering Convertible Notes for exchange by book-entry transfer may request that the Exchange Consideration issued upon exchange of Convertible Notes and Convertible Notes not tendered for exchange or not accepted for exchange be credited to such account at DTC as such Holder may designate under the caption “Special Issuance Instructions.” If no such instructions are given, the Exchange Consideration will be issued and any such Convertible Notes not tendered for exchange or not accepted for exchange will be returned, by crediting the account at DTC designated above.
      6. Taxpayer Identification Number. Each Holder tendering Convertible Notes for exchange is required to provide the Exchange Agent with the Holder’s correct taxpayer identification number (“TIN”), generally the Holder’s social security or federal employer identification number, on the Form W-9 herein. Non-U.S. holders are subject to a 30% withholding tax and other special rules. Please follow the instructions provided under “Important Tax Information” below.
      7. Transfer Taxes. The Offerors will pay all transfer taxes applicable to the exchange of Convertible Notes pursuant to the Exchange Offer, except in the case of deliveries of certificates for Convertible Notes for principal amounts not tendered for exchange or not accepted for exchange that are registered or issued in the name of any person other than the registered Holder of Convertible Notes tendered thereby.
      8. Irregularities. All questions as to the validity, form, eligibility, including time of receipt, and acceptance and withdrawal of tendered Convertible Notes, will be determined by the Offerors in their absolute discretion, which determination will be final and binding. The Offerors reserve the absolute right to reject any and all tendered Convertible Notes determined by them not to be in proper form or not to be tendered properly or any tendered Convertible Notes the acceptance of which by the Offerors would, in the opinion of their counsel, be unlawful. Their also reserve the right to waive, in their absolute discretion, any defects, irregularities or conditions of tender as to particular Convertible Notes, whether or not waived in the case of other Convertible Notes. The Offerors’ interpretation of the terms and conditions of the Exchange Offer, including the terms and instructions in the Letter of Transmittal, will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Convertible Notes must be cured within the time the Offerors determine. Although the Offerors intend to notify Holders of defects or irregularities with respect to tenders of Convertible Notes, neither the Offerors, the Exchange Agent, the Information Agent, the Dealer Managers nor any other person will be under any duty to give that notification or incur any liability for failure to give that notification. Tenders of Convertible Notes will not be deemed to have been made until any defects or irregularities have been cured or waived.
      Any Holder whose Convertible Notes have been mutilated, lost, stolen or destroyed will be responsible for obtaining replacement securities or for arranging for indemnification with the trustee of the Convertible Notes. Holders may contact the Information Agent for assistance with these matters.
      9. Waiver of Conditions. The Offerors expressly reserve the absolute right, in their sole discretion, to amend or waive any of the conditions to the Exchange Offer in the case of any Convertible Notes tendered for exchange, in whole or in part, at any time and from time to time, but only prior to the Expiration Date.
      10. Mutilated, Lost, Stolen or Destroyed Certificates for Convertible Notes. Any Holder whose certificates for Convertible Notes have been mutilated, lost, stolen or destroyed should write to or telephone the Trustee at the address or telephone number set forth in the Exchange Offer Prospectus.
      11. Requests for Assistance or Additional Copies. Any requests for assistance in connection with the Exchange Offer or for additional copies of the Exchange Offer Prospectus or this Letter of Transmittal may be directed to the Information Agent. Any additional questions regarding the Exchange Offer should be directed to either of the Dealer Managers. Contact information for the Information Agent and the Dealer Managers is set forth at the end of this Letter of Transmittal.

IMPORTANT TAX INFORMATION
      A Holder whose tendered Convertible Notes are accepted for exchange is required to provide the Exchange Agent with such Holder’s correct TIN on the Form W-9 herein or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, payment, including any of the Exchange Consideration, made to such Holder with respect to Convertible Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding and the Holder may be subject to a $50 penalty, as well as various other penalties, imposed by the Internal Revenue Service.
      Certain Holders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on the Form W-9 herein. See the “Form W-9 — Request For Taxpayer Identification Number and Certification” below for additional instructions. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.
      If backup withholding applies, the Exchange Agent is required to withhold 28% of any Exchange Consideration paid to the Holder or other payee. Backup withholding is not an additional federal income tax. If the required information is furnished to the Internal Revenue Service in a timely manner, the federal income tax liability of persons subject to backup withholding may be reduced by the amount of tax withheld, and, if withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.
Purpose of Form W-9
      To prevent backup withholding on any payments, including any Exchange Consideration made with respect to Convertible Notes exchanged pursuant to the Exchange Offer, the Holder is required to provide the Exchange Agent with (i) the Holder’s correct TIN by completing the Form W-9 provided herein, certifying (x) that the TIN provided on the Form W-9 herein is correct (or that such Holder is awaiting a TIN), (y) that (A) the Holder is exempt from backup withholding, (B) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding, and (z) that the Holder is a U.S. person (including a U.S. resident alien), or (ii) if applicable, an adequate basis for exemption.
What Number to Give the Exchange Agent
      The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder. If the Convertible Notes are held in more than one name or are not held in the name of the actual owner, consult the “Form W-9 — Request For Taxpayer Identification Number and Certification” below for additional guidance on which number to report. A Holder must cross out item (2) in the Certification box on the Form W-9 herein if such Holder is subject to backup withholding. In addition to potential penalties, failure to provide the correct information on the form may subject the tendering Holder to 28% U.S. federal backup withholding on the payments, including of the Exchange Consideration, made to the Holder or other payee with respect to Convertible Notes tendered pursuant to the Exchange Offer.
      A Holder shall write “applied for” in the space provided in Part I of the form and complete the attached Certificate of Awaiting Taxpayer Identification Number if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. In such case, the Exchange Agent will withhold 28% of all such payments of the Exchange Consideration until a TIN is provided to the Exchange Agent, and if the Exchange Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service.

Foreign Holders
      A foreign Holder may be subject to 30% withholding tax on any Exchange Consideration unless such Holder provides either (i) an IRS Form W-8BEN certifying that such Holder is eligible for an exemption or a reduction in the rate of withholding with respect to “Other Income” under the provisions of an applicable income tax treaty or (ii) IRS Form W-8ECI certifying that income from such payment is effectively connected with such Holder’s U.S. trade or business. A Form W-8BEN or Form W-8ECI can be obtained from the Exchange Agent. Foreign partnerships are required to provide Form W-8IMY or additional applicable forms. A foreign holder that provides a completed applicable Form W-8 attesting to its foreign status will not be subject to the 28% backup withholding tax described above. If withholding tax results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Print or type
See Specific Instructions on page 2.

Form W-9 (Rev. January 2005) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box: ☐ Individual/ Sole proprietor ☐ Corporation ☐ Partnership ☐ Other ▶	☐ Exempt from backup withholding

Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

 Part I        Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.	Social security number — — or
Note: If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.	Employer identification number —

 Part II        Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. person (including a U.S. resident alien).
Certification Instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)

Sign Here	Signature of U.S. person ▶ Date ▶

Purpose of Form
A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.
U.S. person. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:
    1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
    2. Certify that you are not subject to backup withholding, or
    3. Claim exemption from backup withholding if you are a U.S. exempt payee.
Note: If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.
    For federal tax purposes you are considered a person if you are:
•  An individual who is a citizen or resident of the United States,
•  A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or
•  Any estate (other than a foreign estate) or trust. See Regulations sections 301.7701-6(a) and 7(a) for additional information.
Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).
Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.
    If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement that specifies the following five items:
    1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as nonresident alien.
    2. The treaty article addressing the income.
    3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
    4. The type and amount of income that qualifies for the exemption from tax.
    5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Cat. No. 10231X	Form W-9 (Rev. 1-2005)

Form W-9 (Rev. 1-2005)	Page 2

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.
   If you are a nonresident, alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.
What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments (after December 31, 2002). This is called “backup withholding.” Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.
   You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.
Payments you receive will be subject to backup withholding if:
   1. You do not furnish your TIN to the requester, or
   2. You do not certify your TIN when required (see the Part II instructions on page 4 for details), or
   3. The IRS tells the requester that you furnished an incorrect TIN, or
   4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
   5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).
   Certain payees and payments are except from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.
Penalties
Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
Misuse of TINS. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.
Specific Instructions
Name
If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.
   If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.
Sole proprietor. Enter your individual name as shown on your social security card on the “Name” line. You may enter your business trade, or “doing business as (DBA)” name on the “Business name” line.
Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for “Other” and enter “LLC” in the space provided.
Other entities. Enter your business name as shown on required Federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.
Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).
Exempt From Backup Withholding
If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt from backup withholding” box in the line following the business name, sign and date the form.
   Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.
Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.
Exempt payees. Backup withholding is not required on any payments made to the following payees:
   1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),
   2. The United States or any of its agencies or instrumentalities,
   3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,
   4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or
   5. An international organization or any of its agencies or instrumentalities.
   Other payees that may be exempt from backup withholding include:
   6. A corporation,
   7. A foreign central bank of issue,
   8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

Form W-9 (Rev. 1-2005)	Page 3

      9. A futures commission merchant registered with the Commodity Futures Trading Commission,
     10. A real estate investment trust,
     11. An entity registered at all times during the tax year under the Investment Company Act of 1940,
     12. A common trust fund operated by a bank under section 584(a),
     13. A financial institution,
     14. A middleman known in the investment community as a nominee or custodian, or
     15. A trust exempt from tax under section 664 or described in section 4947.
     The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt recipients except for 9

Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5

Payments over $600 required to be reported and direct sales over $5,000.[1]	Generally, exempt recipients 1 through 7[2]

1 See Form 1099-MISC,  Miscellaneous Income, and its instructions.
2 However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding; medical and health care payments, attorneys’ fees, and payments for services paid by a Federal executive agency.
Part I. Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.
     If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.
     If you are a single-owner LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity’s EIN.
Note: See the chart on page 4 for further clarification of name and TIN combinations.
How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.socialsecurity.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses/ and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).
     If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.
Note: Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.
Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 1-2005)	Page 4

Part II.     Certification
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.
    For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt From Backup Withholding on page 2.
        Signature requirements. Complete the certification as indicated in 1 through 5 below.
    1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.
    2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.
    3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.
    4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
    5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.
What Name and Number To Give the Requester

Give name and SSN of:
For this type of account:

1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]

5.	Sole proprietorship or single-owner LLC	The owner [3]

For this type of account:		Give name and EIN of:

6.	Sole proprietorship or single-owner LLC	The owner [3]

7.	A valid trust, estate, or pension trust	Legal entity [4]

8.	Corporate or LLC electing corporate status on Form 8832	The corporation

9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

10.	Partnership or multi-member LLC	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
2 Circle the minor’s name and furnish the minor’s SSN.
3 You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.
4 List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice
Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.
    You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

YOU SHOULD COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
“APPLIED FOR” IN PART I OF FORM W-9.
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, not withstanding the information I provided in the Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), 28% of all reportable payments made to me will be withheld until I provide a taxpayer identification number. If I fail to provide a taxpayer identification number within 60 days, such amounts will be paid over to the Internal Revenue Service.
Signature: ______________________________________________________________________ Date: _________________________

NOTE:	FAILURE TO COMPLETE AND RETURN THE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW “FORM W-9 — REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION” ABOVE FOR ADDITIONAL DETAILS.

      Completed Letters of Transmittal and any other documents required in connection with tender of Convertible Notes for exchange should be directed to the Exchange Agent.
The Exchange Agent for the Exchange Offer is:
Global Bondholder Services Corporation
By facsimile:
(For Eligible Institutions only):
(212) 430-3775
Confirmation:
(212) 430-3774

By Mail:	By Overnight Courier:	By Hand:
65 Broadway — Suite 723	65 Broadway — Suite 723	65 Broadway — Suite 723
New York, NY 10006	New York, NY 10006	New York, NY 10006
      Any requests for assistance in connection with the Exchange Offer or for additional copies of the Exchange Offer or this Letter of Transmittal should be directed to the Information Agent at the address or telephone numbers set forth below. A Holder may also contact such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.
The Information Agent for the Exchange Offer is:
Global Bondholder Services Corporation
65 Broadway — Suite 723
New York, New York 10006
Attn: Corporate Actions
Banks and Brokers call: (212) 430-3774
Toll free (866) 470-3700